Investment Company Administration Corporation
                        4455 E. Camelback Rd., Suite 261E
                             Phoenix, Arizona 85018
                                 (602) 952-1100




February 9, 1998


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                            Re:      Advisors Series Trust
                                               File No. 333-17391 and 811-07959

Dear Sir or Madam:

On behalf of the above Registrant and pursuant to Rule 30b2-1 under the Investment Company Act of 1940, I enclose for filing via EDGAR for the following series of the registrant: A copy of the Ridgeway Helms Millennium Fund Semi-annual Report to shareholders dated December 31, 1997.

Sincerely yours,

/s/
Thomas Marschel
Assistant Treasurer - Advisors Series Trust

                                 RIDGEWAY HELMS
                                MILLENNIUM FUND

                               Semi-Annual Report

                                December 31, 1997

Dear Fellow Shareholder,

The economy continued to grow throughout 1997 after a remarkable six-year period of expansion. However, concerns about Asia's financial crisis and what affect it would have on U.S. economic growth tempered the enthusiasm as we entered the third quarter. These concerns brought increased price volatility and led to the 550-point stock market decline in October. As we entered the fourth quarter, the financial markets were still wrangling over what effect Asia's problems will have on United States corporate earnings growth going forward.

We took a more defensive posture in the fourth quarter by selling certain stocks that we felt could be susceptible to the slowdown in Asia, such as money center banks and selected technology companies. While the funds NAV dropped in the fourth quarter, our strategic shift has made a significant difference by preventing further declines as the quarter closed. Our cash position finished the year at approximately 30 percent.

In 1998, we feel there will be a negative effect on earnings growth of corporations with exposure to Asian economies. Since we believe that earnings growth drives stock prices, we are reallocating our assets to companies with little or no Asian exposure or whose stock price adequately reflects Asian earnings risk.

Which groups are likely to lead in 1998? In the past few years we have seen the proliferation of PC's and networks that link them together. U.S. companies have invested heavily in this area to increase worker productivity. European corporations lagged behind their American counterparts and are now beginning to spend more on technology. As a result, we see continued growth in information technology spending due to its contribution to productivity. Furthermore, with Asian imports now cheaper due to currency declines, corporate efficiency is more important than ever.

As we enter 1998, we expect continued market volatility until the Asian effect has been fully discounted in minds of investors. We are excited about the future prospects of our current holdings as well as our cash position, which will be put to use as market volatility presents opportunity.

We appreciate the support and confidence you have placed in us.

Sincerely,

/s/

N. Joseph Nahas
Portfolio Manager


SCHEDULE OF INVESTMENTS at December 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
     Shares       COMMON STOCKS: 70.56%                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Applications Software: 4.83%
      8,000       People Software, Inc..........................        $ 311,000
                                                                        ---------

                  Computer Memory Devices: 1.20%
      4,000       Seagate Technology............................           77,000
                                                                           ------

                  Computer Software: 6.75%
      3,000       BMC Software, Inc.............................          196,687
      4,500       Computer Associates International, Inc........          237,938
                                                                          -------
                                                                          434,625
                                                                          -------
                  Data Processing/Management: 2.07%
     10,000       Sybase, Inc...................................          133,437
                                                                          -------

                  Electronic Components-Semiconductors: 11.88%
     10,000       Intel Corp....................................          496,563
      4,000       Level One Communications, Inc.................          112,750
      5,000       PMC Sierra, Inc...............................          155,937
                                                                          -------
                                                                          765,250
                                                                          -------
                  Electronic Semiconductor Equipment: 8.22%
      9,000       Applied Material, Inc.........................          270,844
      8,000       Novellus Systems, Inc.........................          258,750
                                                                          -------
                                                                          529,594
                                                                          -------
                  Medical Information System: 2.98%
      4,000       HBO & Co......................................          191,875
                                                                          -------

                  Medical Instruments: 5.04%
      3,000       Boston Scientific Corp........................          137,625
      3,000       Guidant Corp..................................          186,750
                                                                          -------
                                                                          324,375
                                                                          -------
                  Micro Computers: 10.48%
      6,000       Compaq Computer Corp..........................          338,625
      4,000       Dell Computer Corp............................          336,125
                                                                          -------
                                                                          674,750
                                                                          -------
                  Networking Products: 1.63%
      3,000       3 Com Corp....................................          104,719
                                                                          -------

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS at December 31, 1997 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------------------------
     Shares                                                         Market Value
------------------------------------------------------------------------------------------------------------------------------------
                  Savings and Loans/Thrifts: 1.74%
      3,000       Golden State Bancorp, Inc.....................        $ 112,125
                                                                        ---------

                  Telecommunication Equipment: 13.74%
      1,000       Advanced Fibre Communication..................           29,250
      4,000       Ciena Corp....................................          245,000
      5,000       Lucent Technologies, Inc......................          399,375
      4,000       Tellabs, Inc..................................          211,125
                                                                          -------
                                                                          884,750
                                                                          -------

                  Total Common Stocks (cost $5,116,059).........        4,543,500
                                                                        ---------
                  Total Investments in Securities
                    (cost $5,116,059+): 70.56% .................        4,543,500
                  Other Assets less Liabilities: 29.44%.........        1,895,628
                                                                        ---------
                  Total Net Assets: 100.0% .....................      $ 6,439,128
                                                                      ===========

+At December 31, 1997,  the cost of securities  for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                  Gross unrealized appreciation.................        $ 227,276
                  Gross unrealized depreciation.................         (799,835)
                                                                         --------
                        Net unrealized depreciation.............       $ (572,559)

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES at December 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at value
      (identified cost $5,116,059) .................................    $4,543,500
   Cash.............................................................     1,867,794
   Receivables:
      Dividends.....................................................           440
      From Advisor..................................................         1,066
   Deferred organization costs......................................        32,270
   Prepaid expenses.................................................         1,725
                                                                             -----
         Total assets ..............................................     6,446,795
                                                                         ---------

LIABILITIES
   Administration fee payable.......................................         2,548
   Accrued expenses.................................................         5,119
                                                                             -----
         Total liabilities..........................................         7,667
                                                                             -----

NET ASSETS                                                                  $6,439,128
                                                                            ==========

   Net asset value, offering and redemption price per share
      ($6,439,128/719,994 shares outstanding;
         unlimited number of shares authorized
         without par value) ........................................         $8.94
                                                                             =====

COMPONENTS OF NET ASSETS
   Paid-in capital .................................................    $7,235,609
   Accumulated net investment loss..................................       (21,249)
   Accumulated net realized loss on investments.....................      (202,673)
   Net unrealized depreciation on investments.......................      (572,559)
                                                                          --------
      Net assets ...................................................    $6,439,128
                                                                        ==========

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Period from July 16, 1997* through December 31, 1997 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Income
      Dividends.....................................................       $ 4,229
      Interest......................................................        13,715
                                                                            ------
         Total income...............................................        17,944
                                                                            ------

   Expenses
      Advisory fees.................................................        25,558
      Administration fees...........................................        13,808
      Custodian and accounting fees.................................        10,035
      Transfer agent fees...........................................         5,984
      Audit fees....................................................         5,064
      Reports to shareholders.......................................         3,683
      Amortization of deferred organization costs...................         3,271
      Trustees' fees................................................         2,302
      Legal fees....................................................         1,841
      Miscellaneous.................................................         2,518
                                                                             -----
         Total expenses.............................................        74,064
         Less: expenses reimbursed..................................       (34,871)
                                                                           -------
         Net expenses...............................................        39,193
                                                                            ------
            Net investment loss ....................................       (21,249)
                                                                           -------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
      Net realized loss from security transactions..................      (202,673)
      Net change in unrealized depreciation of investments..........      (572,559)
                                                                          --------
         Net loss on investments....................................      (775,232)
                                                                          --------
            Net Decrease in Net Assets Resulting
              from Operations ......................................    $ (796,481)
                                                                        ==========


*Commencement of operations.



See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      July 16, 1997*
                                                                          through
                                                                     December 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

NET DECREASE IN ASSETS FROM
OPERATIONS
Net investment loss.................................................     $ (21,249)
Net realized loss from security transactions........................      (202,673)
Net change in unrealized depreciation of securities.................      (572,559)
                                                                          --------
      Net decrease in net assets resulting from operations .........      (796,481)
                                                                          --------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in
   outstanding shares (a)...........................................     7,235,609
                                                                         ---------
      Total increase in net assets .................................     6,439,128

NET ASSETS
Beginning of period.................................................           -0-
                                                                                -
End of period (including accumulated
   net investment loss of $21,249)..................................    $6,439,128
                                                                        ==========

(a) A summary of capital share transactions is as follows:
                                                                                                 July 16,1997*
                                                                   through
                                                              December 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                            Shares         Value
------------------------------------------------------------------------------------------------------------------------------------
      Shares sold.......................................     734,489    $7,375,044
      Shares redeemed...................................      14,495       139,435
                                                              ------       -------
      Net increase......................................     719,994    $7,235,609
                                                             =======    ==========

*Commencement of operations.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      July 16, 1997*
                                                                          through
                                                                     December 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period..............................      $10.00
Loss from investment operations:
   Net investment loss............................................       (0.03)
   Net realized and unrealized loss on investments................       (1.03)
                                                                         -----
Total from investment operations..................................       (1.06)
                                                                         -----

Net asset value, end of period....................................      $ 8.94
                                                                        ======

Total return......................................................      (10.60)%#

Ratios/supplemental data:
Net assets, end of period (thousands).............................       $6,439

Ratio of expenses to average net assets:
   Before expense reimbursement...................................        2.73%+
   After expense reimbursement....................................        1.45%+

Ratio of net investment loss to average net assets:
   Before expense reimbursement...................................       (2.07)%+
   After expense reimbursement....................................       (0.78)%+

Portfolio turnover rate...........................................       70.13%

Average commission rate paid per share............................       $.0285

*Commencement of operations.

#Not annualized.

+Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS at December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      The Ridgeway Helms Millennium Fund (the "Fund") is a diversified series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's primary investment objective is growth of capital. The Fund began operations on July 16, 1997.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      D. Deferred Organization Costs. The Fund has incurred expenses of $35,000 in connection with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis through the period ending July 15, 2002.

      E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

       For the period ended December 31, 1997, Ridgeway Helms Investment Management (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of .95% based upon the average daily net assets of the Fund.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to reimburse the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.45% of average net assets annually. Any such reductions made by the Advisor in its fees or payments may be subject to reimbursement by the Fund through December 31, 2000 if the Fund is able to effect such reimbursement and remain in compliance with any expense limitations in effect. For the period ended December 31, 1997, the Advisor has reimbursed the Fund in the amount of $34,871.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the annual rate of 0.20% of net assets, subject to a $30,000 annual minimum.

      Ridgeway Helms Securities Corp. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Advisor.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, excluding short-term securities, for the period ended December 31, 1997 were $8,827,181 and $3,508,448, respectively.

                                     Advisor
                   Ridgeway Helms Investment Management, Inc.
                        303 Twin Dolphin Drive, Suite 530
                            Redwood Shores, CA 94065


                                   Distributor
                      Ridgeway Helms Securities Corporation
                        303 Twin Dolphin Drive, Suite 530
                            Redwood Shores, CA 94065


                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                 Transfer Agent
                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                               Hauppauge, NY 11788
                                 (800) 385-7003


                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.